UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2010

AMERIGAS PARTNERS, L.P.
 (Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 North Gulph Road, King of Prussia, Pennsylvania	19406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610 337-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Effective October 1, 2009, we adopted new guidance issued by the Financial Accounting Standards Board (“FASB”) regarding the accounting for and presentation of noncontrolling interests (previously minority interests). Prior to the adoption of the new FASB guidance, we reported minority interests between liabilities and partners’ capital on our Consolidated Balance Sheets. The new guidance requires an entity to clearly identify and present ownership interests in subsidiaries held by parties other than the parent in the consolidated financial statements within the equity section but separate from the parent’s equity. The new guidance also requires that revenues, expenses, net income or loss, and other comprehensive income or loss be reported in the consolidated financial statements at the consolidated amounts, which include amounts attributable to both owners of the parent and to noncontrolling interests. Net income or loss and other comprehensive income or loss is then attributed to the parent and to noncontrolling interests. Prior to the adoption of the new guidance, we recorded minority interest in net income (loss) of consolidated subsidiaries in the determination of net income (loss). These changes were reflected in the financial statements included in our Quarterly Reports on Form 10-Q for the first and second quarters of fiscal 2010, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 5, 2010 and May 7, 2010, respectively. The changes for noncontrolling interests did not affect our basic or diluted income per limited partner unit.

Also effective October 1, 2009, we adopted new accounting guidance regarding the application of the two-class method for determining income (loss) per unit. This new guidance addresses the application of the two-class method for master limited partnerships (“MLPs”) when incentive distribution rights (“IDRs”) are present and entitle the holder of such rights to a portion of distributions from the MLP. The new guidance addresses how current period earnings of the MLP should be allocated to the general partner, limited partners and, when applicable, holders of IDRs. The new accounting guidance requires retrospective application to all periods presented. The retrospective application changed the calculation of loss per limited partner unit for the three months ended June 30, 2009 and September 30, 2009.

We have recast certain prior financial statements to retrospectively reflect the adoption of the new accounting guidance regarding noncontrolling interests and the application of the two-class method for determining income per limited partner unit. Where necessary, we have also recast the related Management’s Discussion and Analysis of Financial Condition and Results of Operations and Selected Financial Information for the five years ended September 30, 2009. The Financial Statements, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Selected Financial Information included in this Current Report on Form 8-K supersede those included in our Annual Report on Form 10-K for the year ended September 30, 2009, filed with the SEC on November 20, 2009.

Copies of the Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Financial Statements and Supplementary Data are filed hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed with this report:

Exhibit Number	Exhibit Description

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Financial Statements and Supplementary Data

99.4	Consent of PricewaterhouseCoopers LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

August 6, 2010	By:	/s/ Jerry Sheridan
Name: Jerry Sheridan
Title: Vice President - Finance and Chief Financial Officer of AmeriGas Propane, Inc.

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Financial Statements and Supplementary Data

99.4	Consent of PricewaterhouseCoopers LLP